================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  December 10, 1998


                              IBS INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                        0-24073                 13-3817344
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY              07927
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


Registrant's telephone number, including area code:  (973) 285-2600




================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          As announced in its press release of Monday, December 14, 1998, on December 10, 1998 IBS Interactive, Inc. ("IBS") entered into a Membership
Interest Acquisition Agreement (the "Acquisition Agreement") with all of the members of Halo Network Management, LLC and Halo Network Management, LLC, an Eatontown, New Jersey based network management company that offers full-service network solutions including planning, installation and maintenance. Pursuant to the terms of the Acquisition Agreement, IBS acquired all of the issued and outstanding membership interests of Halo Network Management, LLC, in exchange for $1,425,000 (subject to certain adjustments) of unregistered shares of IBS common stock, par value $.01 per share, valued by the parties at $6.50 per share. IBS intends to continue the existing operations of Halo Network Management, LLC without any material changes.

          The foregoing summary of the Acquisition Agreement is qualified in its entirety by reference to the Acquisition Agreement, a copy of which is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            1. Audited financial statements of Halo Network Management, LLC as of and for the years ended December 31, 1997 and 1996, which includes the following:

                a.   Balance Sheets;

                b.   Statements of Operations;

                c.   Statements of Members' Equity (Deficit);

                d.   Statements of Cash Flows; and

                e.   Notes to Financial Statements.

            2. Unaudited condensed financial statements of Halo Network Management, LLC as of September 30, 1998 and for the nine-month periods ended September 30, 1997 and 1998, which includes the following:

                a.   Condensed Balance Sheet;

                b.   Condensed Statements of Operations;

                c.   Condensed Statements of Cash Flows; and

                d.   Notes to the Unaudited Condensed Financial Statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Management
Halo Network Management, LLC

We have audited the accompanying balance sheets of Halo Network Management, LLC as of December 31, 1997 and 1996, and the related statements of operations, members' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Halo Network Management, LLC as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.








/s/ BDO Seidman, LLP
BDO Seidman, LLP
Woodbridge, New Jersey

February 22, 1999



                                            HALO NETWORK MANAGEMENT, LLC



                                                          BALANCE SHEETS



 December 31,                                                                          1997                   1996
 ---------------------------------------------------------------------------------------------------------------------
 ASSETS
 CURRENT:
    Cash                                                                            $  29,819              $  22,564
    Accounts receivable (net of allowance for doubtful accounts of
       $25,000 and $0)                                                                259,061                274,662
 ---------------------------------------------------------------------------------------------------------------------
               TOTAL CURRENT ASSETS                                                   288,880                297,226
 Fixed assets, net                                                                     70,914                125,653
 Other assets                                                                             600                    600
 Due from related party                                                                     -                  2,714
 ---------------------------------------------------------------------------------------------------------------------
               TOTAL ASSETS                                                          $360,394               $426,193
 ---------------------------------------------------------------------------------------------------------------------
 LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
 CURRENT LIABILITIES:
    Accounts payable                                                                $  73,489              $  26,460
    Accrued expenses                                                                   66,143                  5,011
    Notes payable - current                                                            39,358                 35,000
    Accrued expenses - related party                                                  127,888                115,803
    Deferred revenue                                                                  265,331                227,137
 ---------------------------------------------------------------------------------------------------------------------
               TOTAL CURRENT LIABILITIES                                              572,209                409,411
 Note payable - long-term                                                              11,799                      -
 ---------------------------------------------------------------------------------------------------------------------
               TOTAL LIABILITIES                                                      584,008                409,411
 Members' equity (deficit)                                                           (223,614)                16,782
 ---------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT)                                    $ 360,394               $426,193
 ---------------------------------------------------------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                                               HALO NETWORK MANAGEMENT, LLC



                                                  STATEMENTS OF OPERATIONS


 YEAR ENDED DECEMBER 31,                                                              1997                   1996
 ---------------------------------------------------------------------------------------------------------------------
 Revenues                                                                          $1,847,494             $1,710,704
 Cost of revenues                                                                   1,152,893              1,173,289
 ---------------------------------------------------------------------------------------------------------------------
               Gross profit                                                           694,601                537,415
 General and administrative                                                           295,362                229,889
 Selling and marketing                                                                288,214                221,294
 Management fee - related party                                                       120,000                120,000
 ---------------------------------------------------------------------------------------------------------------------
               Operating loss                                                          (8,975)               (33,768)
 Losses on disposals of fixed assets                                                  (45,463)                     -
 Other income, net                                                                      1,082                      -
 Interest expense                                                                     (14,040)                (8,156)
 ---------------------------------------------------------------------------------------------------------------------
 NET LOSS                                                                           $ (67,396)              $(41,924)
 ---------------------------------------------------------------------------------------------------------------------
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                             HALO NETWORK MANAGEMENT, LLC



                                    STATEMENTS OF MEMBERS' EQUITY (DEFICIT)


 YEAR ENDED DECEMBER 31,                                                              1997                   1996
 ---------------------------------------------------------------------------------------------------------------------
 MEMBERS' EQUITY, BEGINNING OF YEAR                                                 $  16,782               $ 75,206
 Net loss                                                                             (67,396)               (41,924)
 Return of capital                                                                   (173,000)               (16,500)
 ---------------------------------------------------------------------------------------------------------------------
 MEMBERS' EQUITY (DEFICIT), END OF YEAR                                             $(223,614)              $ 16,782
 ---------------------------------------------------------------------------------------------------------------------
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                               HALO NETWORK MANAGEMENT, LLC



                                                   STATEMENTS OF CASH FLOWS



 YEAR ENDED DECEMBER 31,                                                              1997                   1996
 ---------------------------------------------------------------------------------------------------------------------

 CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                       $  (67,396)            $  (41,924)
    Adjustments to reconcile net loss to net cash provided by
       operating activities:
         Depreciation and amortization                                                 51,777                 46,646
         Losses on disposals of fixed assets                                           45,463                      -
    Changes in operating assets and liabilities:
       Accounts receivable                                                             15,601                (92,151)
       Due from related party                                                           2,714                 (2,278)
       Accounts payable                                                                47,029                (97,229)
       Accrued expenses                                                                61,132                  4,234
       Accrued expenses - related party                                                12,085                 31,226
       Deferred revenue                                                                38,194                227,137
 ---------------------------------------------------------------------------------------------------------------------
                 NET CASH PROVIDED BY OPERATING ACTIVITIES                            206,599                 75,661
 ---------------------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                              (23,714)               (79,261)
 ---------------------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayments of notes payable                                                        (2,630)                 5,000
    Return of capital                                                                (173,000)               (16,500)
 ---------------------------------------------------------------------------------------------------------------------
                 NET CASH USED IN FINANCING ACTIVITIES                               (175,630)               (11,500)
 ---------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in cash                                                            7,255                (15,100)
 Cash, beginning of year                                                               22,564                 37,664
 ---------------------------------------------------------------------------------------------------------------------
 CASH, END OF YEAR                                                                 $   29,819               $ 22,564
 ---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL  DISCLOSURES OF CASH FLOW  INFORMATION:
    Cash paid during the year for:
       Interest                                                                    $   14,040               $  8,156
 ---------------------------------------------------------------------------------------------------------------------
       Income taxes                                                                $      -                 $    -
 ---------------------------------------------------------------------------------------------- ----------------------
 NON-CASH INVESTING AND FINANCING ACTIVITIES:
    In 1997,  the Company  incurred a  liability
     of $18,787 to purchase a fixed asset.
 ---------------------------------------------------------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                          HALO NETWORK MANAGEMENT, LLC
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

   1.       ORGANIZATION AND NATURE   Halo    Network    Management,  LLC   (the
            OF BUSINESS               "Company") was organized in April 1995  as
                                      a  New  Jersey  Limited Liability Company.
                                      The Company  principally provides  network
                                      wiring,     design,    installation    and
                                      maintenance   services   for    commercial
                                      businesses.

   2.       SUMMARY OF SIGNIFICANT    Revenue Recognition
            ACCOUNTING POLICIES
                                      Revenue  is  recognized  as  services  are
                                      rendered  to  clients.  In the event  that
                                      there    are    significant    performance
                                      obligations yet to be fulfilled arising from service and maintenance projects, revenue recognition is deferred until such conditions are removed.

                                      Income Taxes

                                      The   Company   has   elected   and    its
                                      owners,  the  members,  have    consented,
                                      under  the  applicable  provisions of  the
                                      Internal Revenue Code and applicable state
                                      code, to report its results of  operations
                                      for federal and state income tax  purposes
                                      as a limited liability  corporation. Under
                                      those provisions, the members individually
                                      receive the income tax  benefit  of  their
                                      respective  share  of  the  Company's  net
                                      loss.  Accordingly,  no  benefit  has been
                                      recorded  for  federal  and  state  income
                                      taxes   in   the   accompanying  financial
                                      statements.

                                      Financial  Instruments and Concentrations

                                      Financial  instruments which   potentially
                                      subject the Company to credit risk consist primarily of a concentration of unsecured trade accounts receivables. The Company performs ongoing credit evaluations of its customers and generally does not require collateral on accounts receivable.

                                      Fixed Assets

                                      Fixed  assets are stated at cost,  reduced
                                      by a reserve for accumulated depreciation.
                                      Depreciation   is   provided   under   the
                                      straight   line  method   based  upon  the
                                      following useful lives:

                                      ------------------------------------------
                                      Computer equipment                 3 years
                                      Computer vehicles                  5 years
                                      Furniture and fixtures             7 years
                                      ------------------------------------------

                                      Estimated   Fair    Values    of Financial
                                      Instruments

                                      The  carrying   values   reported  in  the
                                      accompanying  balance  sheet for  accounts
                                      receivable,  accounts  payable  and  notes
                                      payable  approximate fair value because of
                                      the   short-term   maturity  and  variable
                                      interest   rates   of   these    financial
                                      instruments.

                          HALO NETWORK MANAGEMENT, LLC
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                      Use of Estimates

                                      The preparation of financial statements in
                                      conformity    with   generally    accepted
                                      accounting  principles requires management
                                      to make  estimates  and  assumptions  that
                                      affect the reported  amounts of assets and
                                      liabilities  and  disclosure of contingent
                                      assets and  liabilities at the date of the
                                      financial   statements  and  the  reported
                                      amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates used by the Company include the useful lives ascribed to fixed assets.

   3.       FIXED ASSETS              Major    classes  of  fixed  assets,  net,
                                      consist of the following:


                                     DECEMBER 31,                               1997                1996
                                     -----------------------------------------------------------------------

                                     -----------------------------------------------------------------------
                                     Computer equipment                       $115,253            $127,422
                                     Vehicles                                   48,034              22,355
                                     Furniture and fixtures                      4,450               3,996
                                     Leasehold improvements                          -              43,037
                                     Other                                       1,677                   -
                                     -----------------------------------------------------------------------
                                                                               169,414             196,810
                                     Less: Accumulated depreciation and
                                              amortization                      98,500              71,157
                                     -----------------------------------------------------------------------
                                                                             $  70,914            $125,653
                                     -----------------------------------------------------------------------



                                      In 1997,  the  Company  adopted  a plan to
                                      relocate   administrative  offices.  As  a
                                      result,    the    value    of    leasehold
                                      improvements was considered impaired and a loss totaling $42,745 was recorded. In addition, a loss on disposal of assets totaling $2,718 was recognized in 1997.

                          HALO NETWORK MANAGEMENT, LLC
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


   4.       ACCRUED EXPENSES          At   December  31, 1997  an  1996, accrued
                                      expenses were comprised of the following:

                                                                      1997                1996
                                     ------------------------------------------------------------
                                     ------------------------------------------------------------
                                     Employee benefits              $41,143              $5,011
                                     Warranty                        25,000                  --
                                     ------------------------------------------------------------
                                                                    $66,143              $5,011
                                     ------------------------------------------------------------

   5.       NOTES PAYABLE             Line of Credit

                                      The  Company has a credit line with a bank
                                      that bears  interest (9.5% at December 31,
                                      1997)  at a rate  indexed  to  the  bank's
                                      prime rate.  The  outstanding  balances at
                                      December   31,   1997  and  1996   totaled
                                      $35,000.   The  outstanding   balance  was
                                      repaid by the  Company  in the year  ended
                                      December 31, 1998 and the credit line was terminated.

                                      Vehicle Loan

                                      In  1997,  the  Company   entered  into  a
                                      borrowing agreement with a bank to finance
                                      the  purchase  of a vehicle.  The  secured
                                      note bears interest at a rate of 8.85% and
                                      is   payable  in  full  in  May  of  2001.
                                      Contractual  principal  repayments  beyond
                                      December 31, 1997 are as follows:

                                     Year ended December 31,
                                     -------------------------------------------
                                     1998                              $ 4,358
                                     1999                                4,761
                                     2000                                5,198
                                     2001                                1,840
                                     -------------------------------------------
                                                                       $16,157
                                     -------------------------------------------


   6.       RELATED PARTY            At   December  31,  1996,  the  Company had
            TRANSACTIONS             advanced  $2,714  to  a related party. This
                                     amount   was   repaid  in  the  year  ended
                                     December 31, 1997.

                                     An  entity,  which  is owned  by  a certain
                                     interestholder  of  the  Company,  provides
                                     managerial and administrative   services to
                                     the  Company.  For each of the years  ended
                                     December  31,  1997 and 1996,  the  Company
                                     incurred  a charge  of  $120,000   for such
                                     services.  At December  31, 1997 and  1996,
                                     the Company owed  $127,888  and   $115,803,
                                     respectively, to this entity. The related interest expense totaled $6,925 and $5,620 for the years ended December 31, 1997 and 1996, respectively.

                          HALO NETWORK MANAGEMENT, LLC
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

   7.       COMMITMENTS            The   Company   leases   its administrative
                                   office and equipment under operating leases, which expire through 2001. Future net minimum annual rental payments under non-cancelable leases, including the rental payments related to the Company's new administrative facility
                                   (see Note 3), are as follows:

                                   Year ended December 31,
                                   ---------------------------------------------
                                   1998                          $  45,000
                                   1999                             39,000
                                   2000                             39,000
                                   2001                             13,000
                                   ---------------------------------------------
                                                                  $136,000
                                   ---------------------------------------------


   8.       YEAR 2000 (UNAUDITED)  The Company  could be adversely affected if
                                   its  computer  systems,   or  those  used  by
                                   suppliers or customers, do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and various devices used in the Company's business. At this time, because of the complexities involved in this issue, management cannot provide assurances that the Year 2000 issue will not have an effect on the Company's operations.

   9.       SUBSEQUENT  EVENT      In  December 1998, all of the interestholders
                                   of  the   Company   sold   their   membership
                                   interests to IBS Interactive, Inc. ("IBS") in exchange for 219,230 shares of IBS common stock. The final determination of shares to be issued is contingent upon the defined financial position of the Company at closing.

                          HALO NETWORK MANAGEMENT, LLC
                             CONDENSED BALANCE SHEET
                                   (UNAUDITED)


---------------------------------------------------------------------------

September 30, 1998
---------------------------------------------------------------------------
Assets
Current:
   Cash                                                           $ 13,000
   Accounts receivable, net                                        290,000
---------------------------------------------------------------------------
             Total current assets                                  303,000
Fixed assets, net                                                   45,000
Other assets                                                         3,000
---------------------------------------------------------------------------
             Total assets                                        $ 351,000
---------------------------------------------------------------------------
Liabilities and Members' Deficit
Current liabilities:
   Accounts payable and accrued expenses                         $ 126,000
   Deferred revenue                                                223,000
   Notes payable - current                                          39,000
---------------------------------------------------------------------------
            Total current liabilities                              388,000
   Long-term notes payable                                           8,000
---------------------------------------------------------------------------
            Total liabilities                                      396,000
   Members' deficit                                               (45,000)
---------------------------------------------------------------------------
            Total liabilities and members' deficit               $ 351,000
---------------------------------------------------------------------------

            SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                            HALO NETWORK MANAGEMENT, LLC
                         CONDENSED STATEMENT OF OPERATIONS
                                    (UNAUDITED)


----------------------------------------------------------------------------------------
                                               FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                                                 1997              1998
                                                                 ----              ----
Revenues                                                   $1,588,000        $1,313,000
Cost of revenues                                            1,047,000         1,053,000
----------------------------------------------------------------------------------------
          Gross profit                                        541,000           260,000
Selling, general and administrative expenses                  402,000           243,000
Management fees                                                90,000            90,000
----------------------------------------------------------------------------------------
          Operating income (loss)                              49,000           (73,000)
----------------------------------------------------------------------------------------
Other expense, net                                              4,000             2,000
----------------------------------------------------------------------------------------

Net income (loss)                                          $   45,000       $   (75,000)
----------------------------------------------------------------------------------------

             SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                            HALO NETWORK MANAGEMENT, LLC
                         CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

----------------------------------------------------------------------------------------------------------
                                                                 FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                                                         1997              1998
                                                                         ----              ----

Cash flows provided by (used in) operating activities                  $193,000         $(257,000)

Cash flows used in investing activities                                 (18,000)           (3,000)
Cash flows provided by (used in) financing activities                   (83,000)          244,000
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                          92,000           (16,000)
Cash, at beginning of period                                             23,000            29,000
----------------------------------------------------------------------------------------------------------
Cash, at end of period                                                 $115,000         $  13,000
----------------------------------------------------------------------------------------------------------

             SEE ACCOMPANYING NOTES TO CONDENSED FINANCIAL STATEMENTS.

                            HALO NETWORK MANAGEMENT, LLC
                 NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS


----------------------------------------------------------------------------
1.    BASIS OF PRESENTATION   The    accompanying    condensed    financial
                              statements  as of September  30, 1998 and for
                              the nine months ended  September 30, 1997 and
                              1998 are  unaudited  but,  in the  opinion of
                              management  of Halo Network  Management,  LLC
                              (the  "Company"),   contain  all  adjustments
                              necessary to present fairly the financial position at September 30, 1998, the results of operations for the nine months ended
                              September 30, 1997 and 1998, and cash flows for the nine months ended September 30, 1997 and 1998. These adjustments are of a normal recurring nature.


                              Certain information and footnote disclosures normally included in financial statements that have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosures contained in these financial statements are adequate to make the information presented therein not misleading. For further information, refer to the Company's financial statements and notes thereto for the years ended December 31, 1997 and 1996.

                              The results of operations for the nine months ended September 30, 1998 are not necessarily indicative of the results of operations to be expected for the full fiscal year ending December 31, 1998.

2.    BUSINESS COMBINATION    In December 1998, all of the  interestholders
                              of  the   Company   sold   their   membership
                              interests to IBS Interactive, Inc. ("IBS") in
                              exchange  for  219,230  shares of IBS  common
                              stock.  The final  determination of shares to
                              be  issued  is  contingent  upon the  defined
                              financial position of the Company at closing.
                              No  adjustments  arising  from this  business
                              combination   have  been   reflected  in  the
                              accompanying unaudited condensed financial statements as of and for the nine months ending September 30, 1998.

            (B)  PRO FORMA FINANCIAL INFORMATION.

            1. Pro forma unaudited financial information of IBS Interactive, Inc., which includes the following:

                  a. Pro Forma Unaudited Condensed Statement  of  Operations for
                     the year ended December 31, 1997;

                  b. Pro Forma Unaudited  Condensed Statement of Operations  for
                     the year ended December 31, 1996;

                  c. Pro Forma Unaudited  Condensed Statement of Operations  for
                     the nine-month period ended September 30, 1998;

                  d.  Pro  Forma  Unaudited  Condensed  Balance  Sheet   as   of
                      September 30, 1998; and

                  e.  Notes   to   Pro   Forma   Unaudited   Condensed Financial
                      Statements.

                                  IBS INTERACTIVE, INC.
                    PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS

      The accompanying pro forma unaudited condensed statement of operations for the year ended December 31, 1997 is based upon the historical financial statements of IBS, Entelechy, Inc. ("Entelechy"), DesignFX Interactive, LLC ("DesignFX") and Halo Network Management, LLC ("Halo"), adjusted to give effect to the business combinations of Entelechy (accounted for as a purchase), DesignFX and Halo (both accounted for as poolings of interests), as if such business combinations had occurred on January 1, 1997. The accompanying pro forma unaudited condensed statement of operations for the year ended December 31, 1996 is based upon the historical financial statements of IBS, DesignFX and Halo, adjusted to give effect to the Design FX and Halo business combinations (both accounted for as poolings of interests), as if such business combinations occurred on January 1, 1996. The accompanying pro forma unaudited condensed financial statements as of, and for the nine months ended September 30, 1998, are based upon the historical financial statements of IBS (which includes the unaudited financial statements of DesignFX) and Halo, adjusted to give effect to the acquisition of Halo by IBS (for the pro forma unaudited condensed balance sheet, as if such acquisition had occurred on September 30, 1998 and for the pro forma unaudited condensed statement of operations, as if such acquisition had occurred on January 1, 1998).


      The pro forma unaudited condensed statements of operations and balance sheet data are not necessarily indicative of the results that would have been obtained if such business combinations had occurred on the dates indicated or for any future period or date. The pro forma unaudited adjustments give effect to available information and assumptions that IBS believes are reasonable. The pro forma unaudited condensed financial information should be read in conjunction with the historical financial statements of IBS, Entelechy, DesignFX and Halo and notes thereto included in IBS' Prospectus dated May 14, 1998, the Company's filing of Form 8-K/A (Amendment No. 1) dated December 9, 1998 and this Form 8-K/A (Amendment No. 1).

                              IBS INTERACTIVE, INC.
              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997




                                                            ENTELECHY   SUBTOTAL -
                                   IBS       ENTELECHY    ELIMINATIONS    IBS &      DESIGNFX      HALO        HALO         PRO
                                HISTORICAL   HISTORICAL  & ADJUSTMENTS  ENTELECHY   HISTORICAL  HISTORICAL  ADJUSTMENTS    FORMA
                                ----------   ----------  -------------  ----------  ----------  ----------  -----------    -----

Revenues......................  $2,741,000   $366,000    $ (42,000)(c)  $3,065,000  $ 572,000   $1,847,000  $      --    $5,484,000
Cost of services..............   1,099,000    299,000      (42,000)(c)   1,356,000    565,000    1,153,000         --     3,074,000
                               -----------------------------------------------------------------------------------------------------
Gross profit..................   1,642,000     67,000           --       1,709,000      7,000      694,000         --     2,410,000
Selling, general and
  administrative..............   1,296,000    115,000           --       1,411,000    851,000      703,000   (120,000)(a) 2,845,000
Amortization of intangible
  assets......................      12,000         --      156,000 (c)     168,000         --           --         --       168,000
Compensation expense -
  Entelechy...................          --         --      197,000 (d)     197,000         --           --         --       197,000
                                ----------------------------------------------------------------------------------------------------
Operating income (loss).......     334,000    (48,000)    (353,000)        (67,000)  (844,000)      (9,000)   120,000      (800,000)
Other income (expense), net...     (52,000)   (13,000)          --         (65,000)    18,000      (58,000)        --      (105,000)
                                ----------------------------------------------------------------------------------------------------
Income (loss) before income
  taxes.......................     282,000    (61,000)    (353,000)       (132,000)  (826,000)     (67,000)   120,000      (905,000)
Income tax provision..........     (84,000)        --           --         (84,000)        --           --         --       (84,000)
                                ----------------------------------------------------------------------------------------------------
Net income (loss).............   $ 198,000   $(61,000)   $(353,000)      $(216,000) $(826,000)    $(67,000)  $120,000     $(989,000)
                                ====================================================================================================



  SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.

                              IBS INTERACTIVE, INC.
              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996



                                    IBS            DESIGNFX             HALO               HALO
                                  HISTORICAL      HISTORICAL          HISTORCAL         ADJUSTMENTS      PRO FORMA
                                  ----------      ----------          ---------         ----------       ---------

Revenues.....................    $1,023,000        $ 177,000        $1,711,000         $      --        $2,911,000
Cost of services.............       650,000          147,000         1,173,000                --         1,970,000
                                  ---------------------------------------------------------------------------------
Gross profit.................       373,000           30,000           538,000                --           941,000
Selling, general and
  administrative.............       670,000          508,000           572,000          (120,000) (a)    1,630,000
Acquisition expenses.........           --               --                --            100,000  (b)      100,000
Amortization of intangible assets     1,000              --                --                 --             1,000
                                  ---------------------------------------------------------------------------------
Operating loss...............     (298,000)        (478,000)          (34,000)            20,000          (790,000)
Other expense, net...........      (12,000)         (25,000)           (8,000)                --           (45,000)
                                  ---------------------------------------------------------------------------------
Loss before income taxes.....     (310,000)        (503,000)          (42,000)            20,000          (835,000)
Income tax benefit...........       59,000               --                --                 --            59,000
                                  ---------------------------------------------------------------------------------
Net loss.....................    $(251,000)       $(503,000)        $ (42,000)         $  20,000        $ (776,000)
                                  =================================================================================


  SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.

                              IBS INTERACTIVE, INC.
              PRO FORMA UNAUDITED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                  IBS            HALO          HALO
                                               HISTORICAL     HISTORICAL    ADJUSTMENTS     PRO FORMA
                                               ----------     ----------    -----------     ---------

Revenues....................................  $ 6,091,000    $ 1,313,000          --        $ 7,404,000
Cost of services............................    3,759,000      1,053,000          --          4,812,000
                                              ----------------------------------------------------------
Gross profit................................    2,332,000        260,000          --          2,592,000
Selling, general and administrative.........    2,029,000        333,000    $(90,000) (a)     2,272,000
Amortization of intangible assets...........      147,000             --          --            147,000
                                              ----------------------------------------------------------
Operating income (loss).....................      156,000        (73,000)     90,000            173,000
Other income (expense), net.................       58,000         (2,000)         --             56,000
                                              ----------------------------------------------------------
Income (loss) before income taxes...........      214,000        (75,000)     90,000            229,000
Income tax provision........................     (120,000)            --          --           (120,000)
                                              ----------------------------------------------------------
Net income (loss)...........................  $    94,000    $   (75,000)   $ 90,000        $   109,000
                                              ==========================================================


  SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.

                              IBS INTERACTIVE, INC.
                   PRO FORMA UNAUDITED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998


                                                      IBS                   HALO
                                                   HISTORICAL            HISTORICAL         PRO FORMA
                                                   ----------            ----------         ---------

Cash........................................     $ 6,071,000             $ 13,000          $ 6,084,000
Accounts receivable, net....................       2,308,000              290,000            2,598,000
Other current assets........................         208,000                   --              208,000
                                                 ------------------------------------------------------
     Total current assets...................       8,587,000              303,000            8,890,000

Property and equipment, net.................         894,000               45,000              939,000
Intangible assets...........................       1,511,000                   --            1,511,000
Other non-current assets....................         114,000                3,000              117,000
                                                 ------------------------------------------------------
     Total assets...........................     $11,106,000             $351,000          $11,457,000
                                                 ======================================================


Notes payable and capital
  lease obligations - current...............     $   539,000             $ 39,000          $   578,000
Other current liabilities...................       1,488,000              349,000            1,837,000
                                                 ------------------------------------------------------
                                                   2,027,000              388,000            2,415,000

Non-current liabilities.....................         758,000                8,000              766,000
                                                 ------------------------------------------------------
    Total liabilities                              2,785,000              396,000            3,181,000
                                                 ------------------------------------------------------
Stockholders' Equity (Deficit)..............       8,321,000              (45,000)           8,276,000
                                                 ------------------------------------------------------
    Total liabilities and
     stockholders' equity...................     $11,106,000             $351,000          $11,457,000
                                                 ======================================================



  SEE ACCOMPANYING NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS.

                              IBS INTERACTIVE, INC.
           NOTES TO PRO FORMA UNAUDITED CONDENSED FINANCIAL STATEMENTS


There were no adjustments to the DesignFX business combination for the years ended December 31, 1997 and 1996, other than the related effects of adjustment
(b) discussed below.

Adjustments to reflect the Halo business combination, as if it had occurred as of January 1, 1996 are as follows:

      (a) Reductions in selling, general and administrative expenses of $120,000, $120,000, and $90,000 for the years ended December 31,
            1997 and 1996 and the nine months ended September 30, 1998, respectively. Such adjustments relate to management fees which will not continue.

      (b) Estimated costs arising from the Halo and Design FX business combinations have been expensed in the year ended December 31, 1996.

Adjustments to reflect the Entelechy business combination, as if it had occurred as of January 1, 1997 are as follows:

      (c) Amortization of intangible assets arising from the acquisition amounting to $156,000; such amount is amortized over an estimated useful life of five years.

      (d) Recognition of compensation expense related to the issuance of contingent shares of IBS common stock on the first anniversary date of the acquisition. The issuance of such shares is contingent upon the former Entelechy stockholders remaining in the employ of IBS.

      (e)    Elimination of transactions between IBS and Entelechy.

            (C)  EXHIBITS.

            The following exhibits are included as part of this Report:

            2.1* Membership Interest Acquisition Agreement, dated December 10, 1998, by and among IBS, Carl Broadbent, Keith Lowy, Stephen Lowy and Halo Network Management, LLC.

            99.1* Press release of IBS, dated December 14, 1998.

            --------------------
            *  Previously filed.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IBS INTERACTIVE, INC.



Date: February 26, 1999             By: /s/ Nicholas R. Loglisci, Jr.
                                       _________________________________________
                                    Name:  Nicholas R. Loglisci, Jr.
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION

2.1* Membership Interest Acquisition Agreement, dated December 10, 1998, by and among IBS, Carl Broadbent, Keith Lowy, Stephen Lowy and Halo Network Management, LLC.

99.1*        Press Release of IBS, dated December 14, 1998.

--------------------
*  Previously filed.